Exhibit 99.1

SANUWAVE Announces Record Q4 and FY2023 Revenue

Q4 2023 revenues were a record $7.0 million, up 27% from Q4 2022

FY 2023 revenues were a record $20.4 million, up 22% from FY2022

Operating income was $1 million for Q4 2023 compared to an operating loss of $1.5 million for Q4 2022

Company provides guidance for revenue growth of 45-55% for Q1 2024 vs Q1 2023 and initiates annual guidance for FY2024 of 50% revenue growth vs. FY2023

EDEN PRAIRIE, MN, March 22, 2024 (GLOBE NEWSWIRE) -- via NewMediaWire -- Sanuwave Health, Inc. (the “Company” or “Sanuwave”) (OTCQB: SNWV), a leading provider of next-generation FDA-approved wound care products, is pleased to provide its financial results for the three months and fiscal year ended December 31, 2023.

Q4 2023 ended December 31, 2023

■
Revenue for the three months ended December 31, 2023 totaled $7.0 million, an increase of 27%, as compared to $5.5 million for the same period of 2022.  This growth is slightly higher than previous guidance for a 20-24% increase.

■	79 UltraMist® systems were sold in Q4 2023, up from 28 in Q1 2023, 49 in Q2 2023, and 55 in Q3 2023. In addition, 19 systems were placed into RTO (rent to own) contracts in Q4 2023.

■
UltraMist® consumables revenue increased by 21% to $3.6 million (51% of revenues) in Q4 2023, versus $3.0 million for the same quarter last year. UltraMIST systems and consumables remained the primary revenue growth driver and represented in excess of 90% of SANUWAVE’s overall revenues in Q4 2023.

■	Gross margin as a percentage of revenue amounted to 69.1% for the three months ended December 31, 2023, vs. 78.1% for the same period last year, driven mainly by non-recurring inventory write-offs.

■
For the three months ended December 31, 2023, operating income totaled $1.0 million, an improvement of $2.5 million compared to Q4 2022 as a result of the Company’s efforts to drive profitable growth and manage expenses during 2023.

■	Net income for the fourth quarter of 2023 was $18.2 million, driven predominantly by the change in the fair value of derivative liabilities.

■	Adjusted EBITDA [1] for the three months ended December 31, 2023 was $0.7 million versus an Adjusted EBITDA loss of $1.3 million for the same period last year, an improvement of $2.0 million.

Fiscal Year 2023 Highlights

•	Revenue for FY 2023 ended December 31, 2023 totaled $20.4 million, an increase of 22% compared to $16.7 million for FY 2022.

•	211 UltraMist® systems were sold and 19 more were placed into RTO in FY 2023.

•	Gross margin as a percentage of revenue was 70.4% vs. 74.1% in the prior year. This decrease was primarily driven by non-recurring inventory write offs and supply constraints during the year.

•	FY 2023 operating loss totaled $0.5 million, an improvement of $8.5 million compared to FY 2022 as a result of the Company’s efforts to drive profitable growth and manage expenses during 2023.

•	Net loss was $25.8 million, compared to a net loss of $10.3 million for FY 2022. Net loss is mainly driven by non-cash losses on the fair value of derivative liabilities.

•
Adjusted EBITDA loss for FY 2023 was $1.2 million versus an Adjusted EBITDA loss of $7.2 million for the same period last year, an improvement of $6.0 million reflecting improved operational efficiencies.

“After a couple of quarters spent addressing manufacturing and supply issues, bringing costs into line, and setting the Company up for growth, we are very pleased to state that we believe that the acceleration is here,” said Morgan Frank, CEO.  “Q4 and FY 2023 as a whole were both records for the Company not just on revenue growth, but on operating profitability as well and we will continue to pursue our stated goal of rapid, profitable growth in the year to come and as our forward guidance in this press release indicates, we expect growth in 2024 to be markedly higher than in 2023 as we move past the operating constraints that have held us back and begin to realize the potential of the Company and of UltraMIST.”

Sanuwave recently launched its new website.

Please visit us at https://sanuwave.com and use the investor section to subscribe to future releases and news.

1 This is a non-GAAP financial measure. Refer to “Non-GAAP Financial Measures” and the reconciliations in this release for further information.

Financial Outlook

Sanuwave is initiating annual revenue guidance for the fiscal year ending December 31, 2024.  The Company anticipates revenue growth of over 50% compared to FY 2023 with FY 2024 revenues expected to total over $30 million.

The Company also forecasts Q1 2024 revenue to rise 45-55% vs Q1 2023 and for gross margin as a percentage of revenue to increase back into the mid 70s.

Our merger with SEPA remains ongoing and active.  Our financials went stale in February and so getting audited Q4 numbers out was important to being able to file the super 8-K for the business combination.  We’re continuing to work toward finalizing exchange listing and hope to have more soon.

As previously announced, a business update will occur via conference call on March 22, 2024. Materials for the conference call at 8:30 a.m. EST are included on the Company website at www.sanuwave.com/investors.

Telephone access to the call will be available by dialing the following numbers:

Participant Listening: 1-800-267-6316 or 1-203-518-9783

OR click the link for instant telephone access to the event.

https://viavid.webcasts.com/starthere.jsp?ei=1661785&tp_key=8f8d9c1839

A replay will be made available through April 15, 2024:
Toll-Free: 1-844-512-2921 or 1-412-317-6671
Replay Access ID: 11155229

About SANUWAVE

SANUWAVE Health is focused on the research, development, and commercialization of its patented, non-invasive and biological response-activating medical systems for the repair and regeneration of skin, musculoskeletal tissue, and vascular structures.

SANUWAVE’s end-to-end wound care portfolio of regenerative medicine products and product candidates helps restore the body’s normal healing processes. SANUWAVE applies and researches its patented energy transfer technologies in wound healing, orthopedic/spine, aesthetic/cosmetic, and cardiac/endovascular conditions.

Non-GAAP Financial Measures

This press release includes certain financial measures that are not presented in our financial statements prepared in accordance with accounting principles generally accepted in the United States (U.S.) (“U.S. GAAP”). These financial measures are considered “non-GAAP financial measures” and are intended to supplement, and should not be considered as superior to, or a replacement for, financial measures presented in accordance with U.S. GAAP.

The Company uses Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA to assess its operating performance. Adjusted EBITDA is Earnings before Interest, Taxes, Depreciation and Amortization adjusted for the change in fair value of derivatives and any significant non-cash or infrequent charges.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net loss as a measure of financial performance or any other performance measure derived in accordance with GAAP, and they should not be construed as an inference that the Company’s future results will be unaffected by unusual or infrequent items. These non-GAAP financial measures are presented in a consistent manner for each period, unless otherwise disclosed. The Company uses these measures for the purpose of evaluating its historical and prospective financial performance, as well as its performance relative to competitors. These measures also help the Company to make operational and strategic decisions. The Company believes that providing this information to investors, in addition to GAAP measures, allows them to see the Company’s results through the eyes of management, and to better understand its historical and future financial performance. These non-GAAP financial measures are also frequently used by analysts, investors, and other interested parties to evaluate companies in our industry, when considered alongside other GAAP measures.

EBITDA and Adjusted EBITDA have their limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are that EBITDA and Adjusted EBITDA:

•	Do not reflect every expenditure, future requirements for capital expenditures or contractual commitments.
•	Do not reflect all changes in our working capital needs.
•	Do not reflect interest expense, or the amount necessary to service our outstanding debt.

As presented in the GAAP to Non-GAAP Reconciliations section below, the Company’s non-GAAP financial measures exclude the impact of certain charges that contribute to our net loss.

Also note that the accompanying notes to consolidated financial statements are an integral part of these statements.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future financial results, production expectations and constraints, and plans for future business development activities. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with supply chain and production constraints, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, the Company’s ability to consummate the proposed business combination with SEP Acquisition Corp. and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.
Contact: investors@sanuwave.com

SELECTED FINANCIAL DATA
FOR THE QUARTERS ENDED DECEMBER 31, 2023 AND 2022
(in thousands)	2023	2022

Revenue	$6,994	$5,500
Cost of revenues	2,159	1,190

Gross Margin	4,835	4,310
	69.1%	78.4%
Total operating expenses	3,796	5,773
Operating Income (Loss)	$1,039	$(1,463)

Total other income (expense)	17,196	(4,234)

Net Income (Loss)	$18,235	$(5,697)

 NON-GAAP ADJUSTED EBITDA
FOR THE QUARTERS ENDED DECEMBER 31, 2023 AND 2022
(in thousands)	2023	2022

Net Income (Loss)	$18,235	$(5,697)
Non-GAAP Adjustments:
Interest expense	3,119	4,160
Depreciation and amortization	247	271
EBITDA	21,601	(1,266)
Non-GAAP Adjustments for Adjusted EBITDA:
Change in fair value of derivative liabilities	(20,323)	(57)
Other non-cash or non-recurring charges:
Release of historical accrued expenses	(616)	-
Adjusted EBITDA	$662	$(1,323)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Years ended December 31, 2023 and 2022

(In thousands, except share and per share data)	2023	2022

Revenue	$20,398	$16,742
Cost of revenues	6,035	4,331

Gross Margin	14,363	12,411

Operating Expenses:
General and administrative	8,674	12,556
Selling and marketing	4,898	7,474
Research and development	579	567
Depreciation and amortization	752	766
Total Operating Expenses	14,903	21,363

Operating Loss	(540)	(8,952)

Other Income (Expense)
Interest expense	(12,946)	(12,771)
Interest expense, related party	(2,677)	(1,361)
Change in fair value of derivative liabilities	(9,621)	16,654
Loss on issuance of debt	-	(3,434)
Loss on extinguishment of debt	-	(418)
Other expense	(19)	(9)
Total Other Expense	(25,263)	(1,339)

Net Loss Before Income Taxes	(25,803)	(10,291)

Income tax expense	4	2

Net Loss	$(25,807)	$(10,293)

Other Comprehensive Loss
Foreign currency translation adjustments	(44)	6
Total Comprehensive Loss	$(25,851)	$(10,287)

Loss per Share:
Net loss per share, basic and diluted	$(0.03)	$(0.02)
Weighted average shares outstanding, basic and diluted	793,850,994	549,470,787

Adjusted EBITDA	For the year ended
(in thousands)	2023	2022

Net income (loss)	$(25,807)	$(10,293)
Non-GAAP Adjustments:
Interest expense	15,623	14,132
Depreciation and amortization	1,028	952
EBITDA	(9,156)	4,791
Non-GAAP Adjustments for Adjusted EBITDA:
Change in fair value of derivative liabilities	9,621	(16,654)
Other non-cash or non-recurring charges:
Release of historical accrued expenses	(1,866)	-
Shares issued for services	224	888
Loss on issuance of debt	-	3,434
Loss on extinguishment of debt	-	418
Adjusted EBITDA	$(1,177)	$(7,123)

CONSOLIDATED BALANCE SHEETS
December 31, 2023 and 2022

(In thousands, except share data)	2023	2022
ASSETS
Current Assets:
Cash	$1,797	$1,153
Accounts receivable, net of allowance of $1,237 and $1,037, respectively	3,314	4,029
Inventory	2,951	868
Prepaid expenses and other current assets	1,722	570
Total Current Assets	9,784	6,620
Non-Current Assets:
Property, equipment and right of use assets, net	938	856
Intangible assets, net	4,434	5,137
Goodwill	7,260	7,260
Total Non-Current Assets	12,632	13,253

Total Assets	$22,416	$19,873

LIABILITIES
Current Liabilities:
Senior secured debt, in default	$18,278	$14,416
Convertible promissory notes payable	5,404	16,713
Convertible promissory notes payable, related parties	1,705	7,409
Asset-backed secured promissory notes payable	3,117	-
Asset-backed secured promissory notes payable, related parties	1,458	-
Accounts payable	5,705	4,400
Accrued expenses	5,999	8,512
Factoring liabilities	1,490	2,130
Warrant liability	14,447	1,416
Accrued interest	5,444	4,052
Accrued interest, related parties	669	788
Current portion of contract liabilities	92	60
Other	947	319
Total Current Liabilities	64,755	60,215
Non-Current Liabilities:
Lease liabilities	492	438
Contract liabilities	347	230
Total Non-Current Liabilities	839	668

Total Liabilities	$65,594	$60,883
STOCKHOLDERS’ DEFICIT
Preferred stock, par value $0.001, 5,000,000 shares authorized, 6,175 Series A, 293 Series B, 90 Series C, and 8 Series D designated shares, respectively; no shares issues and outstanding at 2023 and 2022	$-	$-
Common stock, par value $0.001, 2,500,000,000 shares authorized, 1,140,559,527 and 548,737,651 issued and outstanding at 2023 and 2022, respectively	1,140	549
Additional paid-in capital	175,842	152,750
Accumulated deficit	(220,049)	(194,242)
Accumulated other comprehensive loss	(111)	(67)
Total Stockholders’ Deficit	(43,178)	(41,010)
Total Liabilities and Stockholders’ Deficit	$22,416	$19,873

CONSOLIDATED STATEMENTS OF CASH FLOWS
Years ended December 31, 2023 and 2022
(In thousands)	2023	2022

Cash Flows - Operating Activities:
Net income (loss)	$(25,807)	$(10,293)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization	1,028	952
Bad debt expense	781	253
Shares issued for services	224	888
Gain/loss on extinguishment of debt	-	418
Income tax expense	4	2
Change in fair value of derivative liabilities	9,621	(16,654)
Loss on issuance of debt	-	3,434
Amortization of debt issuance and debt discounts	6,911	4,950
Changes in operating assets and liabilities
Accounts receivable	(53)	(1,748)
Inventory, prepaid expenses and other assets	(3,006)	(72)
Accounts payable	1,546	(2,550)
Accrued interest and accrued interest, related parties	6,306	3,182
Accrued expenses and contract liabilities	(2,093)	69
Net Cash Used by Operating Activities	(4,538)	(17,169)

Cash Flows - Investing Activities
Proceeds of property and equipment	21	332
Net Cash Flows Provided by Investing Activities	21	332

Cash Flows - Financing Activities
Proceeds from convertible promissory notes	3,026	16,227
Proceeds from bridge notes payable	2,994
Proceeds from senior secured promissory note	-	2,940
Proceeds from factoring	(639)	695
Proceeds from warrant exercises	-	100
Proceeds from short term borrowings	-	640
Repayments of debt principal	-	(2,981)
Principal payments on finance leases	(170)	(237)
Net Cash Flows Provided by Financing Activities	5,211	17,384

Effect of Exchange Rates on Cash	(50)	(13)

Net Change in Cash During Period	644	534

Cash at Beginning of Period	1,153	619
Cash at End of Period	$1,797	$1,153

Supplemental Information:
Cash paid for interest	$1,958	$3,712
Non-Cash Investing and Financing Activities:
Warrants issued in conjunction with senior secured promissory note payable and
convertible promissory notes payable	$1,682	$4,177
Conversion of convertible notes payable and accrued interest to common stock	23,156	-
Embedded conversion feature on convertible debt	835	2,760
Common shares issued for advisory shares	302	-
Settlement of debt and warrants with stock	-	1,361
Common shares issued in conjunction with senior secured debt	-	3,720
Warrant issuance in conjunction with convertible notes	-	1,708
Reclassification of warrant liabilities to equity due to cashless warrant exercise	-	2,166
Working capital balances refinanced into convertible notes payable	-	2,363